Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NuZee, Inc. and its subsidiaries (the “Company”) on Form 10-Q for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the Company’s Chief Financial Officer, Shanoop Kothari, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 12, 2021	NUZEE, INC.

		By:	/s/ Shanoop Kothari
Shanoop Kothari, Chief Financial Officer and Chief Operating Officer (Principal Financial Officer and Principal Accounting Officer) and Director